UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

ENGELHARD CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8142	22-1586002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Wood Avenue, Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2006, the Compensation Committee of the Board of Directors of Engelhard Corporation (the “Company”) approved incentive compensation awards consisting of cash bonuses and restricted stock awards to executive officers. An aggregate of 57,570 shares of restricted stock have been awarded to executive officers, including the following awards made to executive officers listed in the Company’s Proxy Statement dated April 4, 2005: Barry W. Perry - 27,030; Michael A. Sperduto -7,455; Arthur A. Dornbusch, II -5,650; John C. Hess - 4,480 and Alan Shaw - 1,895. The Compensation Committee also awarded an aggregate of $3,917,050 in annual cash bonuses to executive officers, including the following awards to executive officers listed in the Company’s Proxy Statement dated April 4, 2005: Barry W. Perry - $1,300,000; Michael A. Sperduto - $533,401; Arthur A. Dornbusch, II - $448,040; John C. Hess - $345,637 and Alan Shaw - $210,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD CORPORATION
(Registrant)

Date:	February 3, 2006	/s/ Michael A. Sperduto
Name: Michael A. Sperduto
Title: Vice President and Chief Financial Officer